                                SCHEDULE 14C
                               (Rule 14c-101)
                INFORMATION REQUIRED IN INFORMATION STATEMENT
                             SCHEDULE 14C INFORMATION
               Information Statement Pursuant to Section 14(c)
                    of the Securities Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[_]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14c-5(d)(2))

[_]  Definitive Information Statement


                           DEUCALION RESEARCH, INC.
--------------------------------------------------------------------------------
               (name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box:)

[X]  No Fee required.

[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:

     --------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------------------


     (5) Total fee paid:

     --------------------------------------------------------------------------


[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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

                           DEUCALION RESEARCH, INC.
                        6601 East Grant Road, Suite 101
                             Tucson, Arizona 85715
                                (520) 886-5354
       _________________________________________________________________

                             INFORMATION STATEMENT

                        Special Meeting of Shareholders
                        To Be Held on ___________, 2000
       _________________________________________________________________

                              ____________, 2000

                 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                         REQUESTED NOT TO SEND A PROXY

TO ALL SHAREHOLDERS OF DEUCALION RESEARCH, INC.:

  NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of Deucalion Research, Inc., a North Dakota corporation (the "Company") will be held at the offices of Friedlob Sanderson Paulson & Tourtillott, LLC, 1400 Glenarm Place, Suite 300, Denver, CO 80202, on ___________, 2000, at 10:00 a.m.
Mountain Standard Time. Management of the Company will conduct and participate in the Meeting by conference telephone. An Information Statement for the Meeting is enclosed. The purpose of the meeting is to consider and take action on the proposals summarized below:

  1. To change the domicile of the Company from the State of North Dakota to the State of Delaware by merging the Company with and into its recently formed and wholly owned Delaware subsidiary, Digital Fuel, Inc.; to effect a one-for-6,800 reverse stock split with all fractional shares being rounded to the nearest whole share, reducing the authorized capital from 1,500,000,000 shares to 30,000,000, increasing the par value from $.0001 to $.01 per share and authorizing the Board of Directors to issue blank check preferred stock; and

  2. Such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

  The close of business on April 12, 2000, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. For a period of at least ten days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting will be open to the examination of any shareholder during ordinary business hours at the offices of Friedlob Sanderson Paulson & Tourtillott, LLC, 1400 Glenarm Place, Suite 300, Denver, CO 80202.

  The discussion of the proposals set forth above is intended only as a summary. Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Information Statement.

  The shareholders of approximately 66.9% of the shares entitled to vote at the special meeting have agreed to vote in favor of the proposals summarized above. Therefore, we are not asking you for a proxy and you are requested not to send us a proxy.


               By Order of the Board of Directors:



               Michael R. Farley, Chief Executive Officer

                      ___________________________________

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY
                      ___________________________________

                           DEUCALION RESEARCH, INC.
                        6601 East Grant Road, Suite 101
                             Tucson, Arizona 85715
                                (520) 886-5354

                             INFORMATION STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                              _____________, 2000

  This Information Statement of Deucalion Research, Inc., a North Dakota corporation (the "Company"), is being furnished to the shareholders of the Company in connection with a Special Meeting of the Shareholders of the Company to be held at the offices of Friedlob Sanderson Paulson & Tourtillott, LLC, 1400 Glenarm Place, Suite 300, Denver, CO 80202, on April 25, 2000, at 10:00 a.m. Mountain Standard Time (the "Meeting"). Management of the Company will conduct and participate in the Meeting by conference telephone.

  At the Meeting, the Company's shareholders will consider and take action on the following Proposals:

  1. To change the domicile of the Company from the State of North Dakota to the State of Delaware by merging the Company with and into its recently formed and wholly owned Delaware subsidiary, Digital Fuel, Inc.; to effect a one-for-6,800 reverse stock split, with all fractional shares being rounded up to the nearest whole share; reducing the authorized capital from 1,500,000,000 shares to 30,000,000, increasing the par value from $.0001 to $.01 per share and authorizing the Board of Directors to issue blank check preferred stock; and

  2. Such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

  The Company currently has no business operations other than seeking the acquisition of assets, property or business that may benefit the Company and its shareholders.

  The North Dakota statutes require the approval of shareholders who hold at least a majority of the outstanding shares entitled to vote to approve a merger, change the domicile of the Company and to effect a reverse stock split.

  Michael R. Farley, a director and the chief executive officer of the Company, and Forrest L. Metz, a director and the president of the Company, both of whom are deemed to be "affiliates" of the Company, own or have voting power over approximately 66.9% of the issued and outstanding voting securities of the Company as of the Record Date, have consented to vote for and adopt the resolutions of the Board of Directors to change the Company's domicile to the State of Delaware and to effectuate a reverse split on the Company's common stock. No further votes are required, and none will be solicited. See the caption "Voting Securities and Principal Holders Thereof," herein.

                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY
          The date of this Information Statement is __________, 2000.

                       VOTING SECURITIES AND RECORD DATE

          The Company's common stock is the only class of voting securities outstanding. All shareholders at the close of business on April 12, 2000 (the "Record Date") are entitled to vote on the Proposals being presented to the shareholders.

     On the Record Date, there were 1,499,610,127 shares of Common Stock outstanding. In accordance with the Company's Articles of Incorporation, a majority of the shares of the Common Stock issued and outstanding at the Record Date, represented in person or by proxy, will constitute a quorum at this special shareholders' meeting. The vote of a majority of all outstanding shares is necessary to approve each of the Proposals. The Board of Directors of the Company, Messrs. Farley and Metz, have enough votes to approve the Proposals outlined herein and have indicated that they will approve the Proposals at the Special Meeting. The following table sets forth information as of April 3, 2000 with respect to the ownership of the common stock for all persons who own or have voting control over more than five percent of the common stock. The following shareholders have sole voting and investment power with respect to the shares, unless it has been indicated otherwise.

----------------------------------------------------------------------
            Name                Number of Shares       Percent of
                               Owned Beneficially         Class
----------------------------------------------------------------------
Michael R. Farley                 499,000,000            33.4%
----------------------------------------------------------------------
Forrest L. Metz/1/                499,000,000            33.4%
----------------------------------------------------------------------
Officers and Directors as a       998,000,000            66.9%
 Group/2/
----------------------------------------------------------------------

_____________________

(1) Includes shares held in the Metz Trust, of which Mr. Metz is the trustee, for the benefit of D. Kim Metz, Forrest L. Metz, Jr. and Jenifer K. Metz.

(2) After the special shareholders' meeting and the reincorporation of the Company through the merger with and into Digital Fuel, Mr. Farley and The Metz Trust will purchase additional shares of common stock for $10,000 and will own 95% of Digital Fuel in accordance with that certain Stock Purchase Agreement dated April 20, 1999, between the Company and Michael R. Farley and Forrest L. Metz. That agreement is attached to and the terms of that agreement are summarized in the Schedule 14F-1 Information Statement filed with the Securities and Exchange Commission and incorporated herein by reference.

                               CHANGE IN CONTROL

    On August 31, 1999, pursuant to the terms of a Stock Purchase Agreement dated April 20, 1999, between the Company and Michael R. Farley and Forrest L. Metz (the "Agreement"), Mr. Farley and The Metz Trust, Forrest L. Metz acting as sole Trustee, acquired all the authorized but unissued common stock of the Company for $100,000. Pursuant to the terms of the Agreement, the former directors of the Company resigned on August 31, 1999, after appointing Messrs. Farley and Metz to the board of directors. As contemplated by the Agreement, after the Special Meeting of the shareholders of the Company described in this Information Statement, Mr. Farley and the Metz Trust will purchase additional shares of common stock of the Company for $10,000 and will own 95% of the common stock of the Company. For a more complete description of the change in control and the terms of the Agreement see the Schedule 14F-1 Information Statement filed July 6, 1999, identified in the caption "DOCUMENTS INCORPORATED BY REFERENCE".

                                    MERGER

     The Company intends to execute an Agreement and Plan of Merger (the "Plan") whereby the Company will merge with and into Digital Fuel, Inc., a Delaware corporation ("Digital Fuel"), on a 6,800 shares-for-1 share basis, with Digital Fuel being the surviving corporation. In effect, each shareholder will receive one share of Digital Fuel for every 6,800 shares of the Company's common stock currently owned.

     Purpose and Principal Reasons for the Reverse Stock Split.

     The principal reasons to effect the reverse stock split through the merger of the Company with and into Digital Fuel are to comply with the terms of the Stock Purchase Agreement with Messrs. Farley and Metz. In order to give effect to the terms of that Agreement, a reverse split is necessary to free up authorized shares and issue the full amount of shares purchased by Mr. Farley and the Metz Trust pursuant to the terms of that Agreement.

     In addition, the Company has had no business operations since 1992 and the Company's shares are essentially valueless. Messrs. Farley and Metz plan to pursue business opportunities in the communications, software, and Internet businesses which will add value to the Company. For additional information about the investments and plans of the Company, see the Annual Report on Form 10-KSB for December 31, 1999, identified in the caption "DOCUMENTS INCORPORATED BY REFERENCE." In addition, the management of the Company believes that reducing the number of outstanding and authorized shares of capital stock of the Company will encourage a higher trading price for the Company's stock in the future. Management of the Company believes that, in general, low trading prices have an adverse impact on the efficient level of the trading market for securities. In particular, brokerage firms often charge higher commissions for transaction involving low-priced stocks than they would for the same dollar amount of securities with a higher per share price. Some brokerage firms will not recommend purchases of low-priced stocks to their clients or make a market in such stocks, which tendencies adversely affect the liquidity for shareholders. In addition, a low priced stock adversely affects a corporation's ability to obtain equity financing.

     Purpose and Principal Reasons for the Reincorporation of the Company in Delaware.

     Management of the Company believes it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based, and the Company believes that shareholders and the Company will benefit from the responsiveness of Delaware corporate law and Delaware courts.

     For many years, Delaware has followed a policy of encouraging incorporation in that state and has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to the plan described in this Information Statement. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs. There is substantial judicial precedent in Delaware regarding the legal principles applicable to measures that may be taken by a corporation and regarding the conduct of the board of directors under the business judgment rule.

     Both North Dakota and Delaware law permit a corporation to include a provision in its certificate of incorporation which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. The Company desires to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than North Dakota law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than North Dakota law.

     Merger and Surviving Corporation.

     The Company will merge with and into Digital Fuel; Digital Fuel will be the surviving corporation; and the separate existence of the Company shall cease. Until amended, modified or otherwise altered, the Certificate of Incorporation of Digital Fuel will be the Certificate of Incorporation of the surviving corporation; and the Bylaws of Digital Fuel shall become the Bylaws of the surviving corporation.

     Share Conversion.

     Each share of common stock of the Company shall, upon the effective date of the merger, be converted into 1/6,800 share of common stock of Digital Fuel and the authorized shares the corporation can issue will be reduced from 1,500,000,000 shares to 30,000,000 shares. The par value per share will be increased from $.0001 par value of Deucalion Research, Inc. to $.01 par value of Digital Fuel, with appropriate adjustments in the stated capital accounts and capital surplus accounts, with all fractional shares being rounded up to the nearest whole share provided; however, that no shareholder, computed on a per stock certificate of record basis on the effective date hereof, shall be reduced to less than one share as a result of the reverse split (the "Digital Fuel Shares".)

     Survivor's Succession to Corporate Rights.

     The surviving corporation shall thereupon and thereafter possess all the rights, privileges, powers and franchises of both a public and private nature, and subject to all the restrictions, disabilities and duties of the Company, and all property, real, personal, and mixed, and all debts due to the Company on whatever account, as well for stock subscriptions as all other things in action or belonging to the Company shall be vested in the surviving corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall thereafter effectively be the property of the surviving corporation as they were of the Company, and the title to any real estate vested by deed or otherwise in the Company shall not revert or be in any way impaired by reason of the merger; but all rights of creditors and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall thenceforth attach to the surviving corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it. Specifically, but not by way of limitation, the surviving corporation shall be responsible and liable to dissenting shareholders who are accorded and who preserve rights of appraisal as required by the North Dakota Business Corporation Act (the "NDBCA"); and any action or proceeding whether civil, criminal or administrative, pending by or against the Company shall be prosecuted as if the Plan had not taken place, or the surviving corporation may be substituted in such action or proceeding.

     Survivor's Succession to Corporate Acts, Plans, Contracts and Similar
Rights.

     All corporate acts, plans, policies, contracts, approvals and authorizations of the Company, its shareholders, its Board of Directors, committees, elected or appointed by its Board of Directors, and its officers and agents, which were valid and effective immediately prior to the effective time of the merger, shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorizations of the surviving corporation and shall be as effective and binding thereon as the same were with the surviving corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees of the Company.

     Survivor's Rights to Assets, Liabilities, Reserves, etc.

     The assets, liabilities, reserves and accounts of the Company shall be recorded on the books of the surviving corporation at the amounts at which they, respectively, shall then be carried on the books of Digital Fuel, subject to such adjustments or eliminations of intercompany items as may be appropriate in giving effect to the merger.

     Directors and Officers.
     -----------------------

     The directors and officers of the Company shall become the directors and officers of Digital Fuel.

     Principal Office.

     The principal office of the Company, which is the same as the principal office of the surviving corporation, shall remain the principal office of the surviving corporation.

     Adoption.

     The merger must be approved by persons owning a majority of the outstanding voting securities of the Company. Messrs. Farley and Metz own or have voting power sufficient to approve the Merger and have announced their intention to approve the Merger, effect the reverse stock split and reincorporate in Delaware.

     Appraisal Rights and Notification.

     Shareholders of the Company shall be accorded all rights, privileges and be subject to all of the obligations contained within the NDBCA regarding rights of appraisal, and the surviving corporation shall be obligated to notify the Company's shareholders as provided therein.

     Effective Date.

     The effective date of the merger shall be the date when the Certificate of Merger is filed and accepted by the Secretary of State of Delaware and at such time as all applicable provisions of Delaware law have been met.

     Delivery of Shares.

     On the Closing, the Digital Fuel shares shall be exchanged for the Company's shares of common stock, on a one for 6,800 share basis while reducing the current authorized capital from 1,5000,000 to 30,000,000 and increasing the par value per share from $.0001 to $.01, with appropriate adjustments in the stated capital accounts and capital surplus accounts, with all fractional shares being rounded up to the nearest whole share; provided, however, that no shareholder, computed on a per stock certificate of record basis on the effective date hereof, shall be reduced to less than one share as a result of the reverse split.

     Description of Securities of Digital Fuel.

     Digital Fuel is authorized to issue 30,000,000 shares of capital stock, consisting of 20,000,000 shares of common stock having a par value of $.01 per share, and 10,000,000 of blank check preferred stock. For a description of blank check preferred stock see the heading Blank Check Preferred Stock below. Digital Fuel's Certificate of Incorporation provides that each outstanding share of common stock is entitled to one vote on each matter submitted at a meeting of stockholders, and that each share will share equally in the distribution of profits of the Company. The common stock carries no preemptive rights or cumulative voting rights. For a complete description of the securities of Digital Fuel see the Certificate of Incorporation of Digital Fuel included with this Information Statement as Exhibit A.

     Neither the Company nor Digital Fuel has any dividends in arrears or has defaulted in principal or interest in respect of any outstanding securities.

     Blank Check Preferred Stock

     The Company currently has no authorized stock other than common stock. Upon reincorporation into Digital Fuel, the Board will, without further action by the shareholders, unless otherwise required by law, be authorized to issue up to 10,000,000 shares of Preferred Stock at such times, for such purposes and for such consideration as it may determine. The foregoing is a summary of the terms and conditions relating to the ability of the Board of Directors of Digital Fuel to issue Preferred Stock. See the attached Exhibit A, the Certificate of Incorporation of Digital Fuel, for a complete description of the terms and conditions relating to the ability of the Board of Directors of Digital Fuel to issue Preferred Stock.

     The issuance of Preferred Stock could be used to create voting impediments and to make it more difficult for persons seeking to effect a merger or otherwise gain control of the Company. Neither the Board of Directors nor management of the Company or Digital Fuel is considering the use of Preferred Stock for such purposes. The authorization and issuance of a series of Preferred

Stock could have certain effects on the holders of Common Stock. Such effects might include (a) restrictions on dividends on Common Stock if dividends on Preferred Stock are in arrears, (b) possible dilution of the voting power of the Common Stock to the extent that the Preferred Stock has voting rights, and (c) holders of the Common Stock not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to the Preferred Stock. The ability to issue Preferred Stock gives the Company greater flexibility for future financing needs, acquisitions, and other corporate purposes.

     Regulatory Requirements.

     With the exception of filings to be made with the Secretary of State of the State of Delaware and the Secretary of State of the State of North Dakota, there are no federal or state regulatory requirements to be complied with or approvals that must be obtained in connection with the proposed change of domicile.

     Reports, Opinions or Appraisals.

     No report, opinion or appraisal has been sought in connection with the proposed change of domicile.

            FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

     The reincorporation provided for in the Merger Agreement is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of capital stock of the Company as a result of consummation of the reincorporation, and no gain or loss will be recognized by the Company or Digital Fuel. Each former holder of capital stock of the Company will have the same basis in the capital stock of Digital Fuel received by such holder pursuant to the reincorporation as such holder has in the capital stock of the Company held by such holder at the time of consummation of the reincorporation. Each shareholder's holding period with respect to Digital Fuel's capital stock will include the period during which such holder held the corresponding Company capital stock, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation. The Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reincorporation.

     A successful IRS challenge to the reorganization status of the proposed reincorporation (in consequence or a failure to satisfy the "continuity of interest" requirement or otherwise) would result in a shareholder recognizing gain or loss with respect to each share of the Company's Common Stock exchanged in the proposed reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of exchange therefor. In such event, a shareholder's aggregate basis in the shares of the Common Stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such Common Stock would commence anew.

     THE FOREGOING IS ONLY A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.

                        INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's financial statements for the fiscal year ended December 31, 1999 were audited by Gelfond Hochstadt Pangburn, P.C. ("Gelfond"). Representatives of Gelfond are not expected to be present at the Meeting.

                 PAST, PRESENT OR PROPOSED MATERIAL CONTRACTS

     Except for the Plan, the material terms of which are set forth under the caption "Merger" of this Information Statement and the Stock Purchase Agreement described in the Schedule 14F-1 filed with the Securities and Exchange Commission and incorporated herein by reference, and a private placement of convertible notes of the Company used to raise capital to pay the purchase price of shares of common stock of SiteScape, Inc., there are no past, present or proposed material contracts, arrangements, understandings, relationships, negotiations or transactions involving the Company, Digital Fuel or any affiliate of either entity.

          SIMILARITIES AND DIFFERENCES BETWEEN THE CORPORATE LAWS OF
                           NORTH DAKOTA AND DELAWARE

     The corporation laws of North Dakota and Delaware differ in some respects. It is impracticable to summarize all of the differences in this Information Statement, but certain differences between the corporation laws of North Dakota and Delaware that could affect the rights of shareholders of the Company are as follows:

     Cumulative Voting for Directors.

     Under cumulative voting, each share of stock entitled to vote in the election of directors has a number of votes equal to the number of directors to be elected. A shareholder may then cast all of his votes for a single candidate, or may allocate them among as many candidates as such shareholder may chose. Under Delaware law, shares may not be cumulatively voted for the election of directors unless the certificate of incorporation specifically provides for cumulative voting. In North Dakota, cumulative voting is mandatory upon notice given by a shareholder at a shareholders' meeting at which directors are to be elected. Once notice is given by one shareholder, all shareholders are entitled to cumulate their votes. The Articles of Incorporation of the Company do not and the Certificate of Incorporation of Digital Fuel will not, provide for cumulative voting in the election of directors.

     Shareholder Vote for Mergers.

     North Dakota law and Delaware law relating to mergers and other corporate reorganizations are substantially the same.

     Dissenters' Rights.

     Under both North Dakota and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to receive cash equal to the fair market value of the shares held by such shareholder (as determined by a court of competent jurisdiction or by agreement of the shareholder and the corporation), in lieu of the consideration such shareholder would otherwise receive in the transaction. For a complete review of the dissenters rights of North Dakota see the heading "DISSENTERS' RIGHTS" and the Exhibits referenced therein.

     Indemnification.

     North Dakota and Delaware have similar laws with respect to indemnification by a corporation of its directors. For example, the laws of both states permit corporations to adopt a provision in the Articles of Incorporation eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care (and the fiduciary duty of loyalty in the case of Delaware). North Dakota allows indemnification of directors, officers and employees (or other persons by contract or otherwise). Delaware also extends the indemnification provisions to officers, employees and other agents of the corporation. The Certificate of Incorporation of Digital Fuel eliminates the liability of directors, officers, employees and other agents of the corporation to the fullest extent permissible under Delaware law.

     Payments of Dividends.

     Delaware and North Dakota law are similar regarding the payment of dividends. In both North Dakota and Delaware, the law permits the payment of dividends if, after the dividends have been paid, the corporation is able to pay its debts as they become due in the usual course of business (equity test for insolvency), and the corporation's total assets are not less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the dividend payment, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the dividend (balance sheet test for insolvency). In addition, both North Dakota and Delaware law generally provides that a corporation may redeem or repurchase its shares only if the same equity and balance sheet test for insolvency are satisfied. In determining whether the balance sheet test has been satisfied, the board may: (i) use financial statements prepared on the basis of accounting practices that are reasonable under the circumstances; (ii) make its determination based on a fair valuation, (in the case of Delaware including, but not limited to, unrealized appreciation and depreciation); or (iii) make its determination based upon any other method that is reasonable in the circumstances.

     Delaware Anti-Takeover Laws

     In the last several years, a number of states (but not North Dakota) have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203 of the Delaware General Corporation Law ("Section 203"), certain "business combinations" by Delaware corporations with "interested stockholders" are subject to a three-year moratorium unless specified conditions are met.

     Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested shareholder" for three years following the date that such a person becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or group who or which owns 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years.

     For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder, sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a subsidiary equal to ten percent or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock; the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

     The three-year moratorium imposed on business combinations by Section 203 does not apply if: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation's voting stock upon consummation of the transaction which made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans which do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person becomes an interested stockholder, the board approves the business combination and it has also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3 %) of the voting stock not owned by the interested stockholder.

     Section 203 only applies to Delaware corporations which have a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on the NASDAQ Stock Market, or (iii) held of record by more than 2,000 stockholders. Section 203 will not be immediately applicable to Digital Fuel after reincorporation. If Digital Fuel registers shares with NASDAQ or approximately 800 additional persons become shareholders of Digital Fuel,
Section 203 will apply. A Delaware corporation may elect not to be governed by
Section 203 by a provision in its original certificate of incorporation or an amendment thereto or to the bylaws, which amendment must be approved by majority stockholder vote and may not be further amended by the board of directors. Digital Fuel did not opt out of coverage by Section 203 in its original Certificate of Incorporation and management of Digital Fuel and the Company do not plan to opt out of coverage in the near future.

     Management of Digital Fuel and the Company believe that Section 203 will encourage any potential acquirer to negotiate with the Company's Board of Directors. Section 203 also has the effect of limiting the ability of a potential Delaware acquirer to make a two-tiered bid for Digital Fuel in which all stockholders would not be treated equally. Shareholders should note that the application of Section 203 to Digital Fuel will confer upon the Board of Directors the power to reject a proposed business combination, even though a potential acquirer may be offering a substantial premium for Digital Fuel's shares over the then-current market price (assuming the stock is then publicly traded). Section 203 should also discourage certain potential acquirers unwilling to comply with its provisions.

     Holding Company Provisions of Delaware Law.

     A new Section 251(g) has been added to the General Corporation Law permitting a Delaware corporation to be recognized as a holding company without stockholder approval. The reorganization contemplated by the statute is accomplished by merging the subject corporation with or into a direct or indirect wholly owned subsidiary of the corporation and converting the stock of the corporation into stock of another direct or indirect wholly owned subsidiary of the corporation, which would be the new holding company. The statute eliminates the requirement for a stockholder vote on such a merger but contains several provisions designed to ensure that the rights of stockholders are not changed by or as a result of the merger, except and to the extent that such rights could be changed without such a stockholder approval under existing law.

     Thus, the resulting holding company must be a Delaware corporation and have the same certificate of incorporation (except for provisions that could have been amended or deleted without stockholder approval), bylaws, and directors that the corporation had prior to the reorganization. The corporation or its successor must, as a result of the reorganization, become a direct or indirect wholly owned subsidiary of the holding company and must retain the same certificate of incorporation and bylaws that the corporation had prior to the reorganization (except that the capitalization may be reduced and except for the addition of the provision described in the next sentence). To ensure that the voting rights of the stockholders of the corporation are not changed or evaded as a result of the reorganization, the statute requires that the certificate of incorporation of the corporation provide that any extraordinary transactions involving the corporation be approved by the stockholder of the holding company by the same vote required of the stockholders of the corporation under the General Corporation Law and/or by the corporation's certificate of incorporation. To ensure that any restrictions on stockholders of the corporation imposed by Section 203 or any exemption from such restrictions remains unaffected by a holding company reorganization, the statute further provides that the provisions of Section 203 will apply to persons who are stockholders of the holding company immediately after the effectiveness of a holding company reorganization to the same extent that they applied to stockholders of the corporation immediately prior to the reorganization. In order for no stockholder vote to be required, a holding company reorganization must be tax-free for federal income tax purposes to stockholders of the corporation. Appraisal rights are not available to stockholders in a merger that qualifies as a holding company reorganization.

     Dissenters' Rights of Appraisal.

     The shareholders of the Company are afforded dissenters' rights of appraisal under the laws of the State of North Dakota.

     Section 10-19.1-87 of the NDBCA, provides that any shareholder, is entitled to dissent from and obtain payment of the fair value of shares held in the consummation of any plan if required by NDBCA Section 10-19.1-87 or the articles of incorporation and the shareholder is entitled to vote on the merger or consolidation.

     Pursuant to Section 10-19.1-98 of the NDBCA, a corporation is required to send a notice to all shareholders as of the applicable record date, regardless of whether such shareholders are entitled to vote, notifying them that they are entitled to assert dissenters' rights under the NDBCA. A shareholder who wishes to assert dissenters' rights must comply with the procedural requirements of Section 10-19.1-88 of the NDBCA and cause the corporation to receive, before the vote is taken, written notice of intent to demand payment for shares if the proposed actions is effectuated; and such shareholder may not vote any shares in favor of the proposed actions. In order to assert dissenters' rights, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights is approved by the shareholders, if such approval is required, or as of the effective date of the corporate action, if no such approval is required.

     Pursuant to Section 10-19.1-88 of the NDBCA, the dissenters are required to receive notice stating the address to which a demand for payment and share certificates must be sent in order to obtain payment and the date by which they must be received; supply a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; a copy of Sections 10-19.1-87 and 10-19.1-88 of the NDBCA. Accordingly, a copy of Sections 10-19.1-87 and 10-19.1-88 of the NDBCA is attached hereto and is incorporated herein by reference. See the caption "Exhibits" herein.

     In order to receive the fair value of shares, a dissenting shareholder must demand payment and deposit certificated shares within 30 days after the notice was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

     Section 10-19.1-88 of the NDBCA provides that after the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subsections three four and five of Section 10-19.1-88 of the NDBCA, the amount the corporation estimates to be the fair value of the shares, plus interest. Each payment made shall be accompanied by a balance sheet and statement of income of the corporation for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements; a statement of the corporation's estimate of the fair value of the shares and a brief description of the method used to reach the estimate; and a copy of Sections 10-19.1-87 and 10-19.1-88 of the NDBCA. Accordingly, a copy of Sections 10-19.1-87 and 10-19.1-88 of the NDBCA is attached hereto and is incorporated herein by reference. See the caption "Exhibits" herein.

     If a dissenter believes that the amount remitted by the corporation is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares plus interest, within 30 days after the corporation mails the remittance and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

     The corporation shall commence a proceeding within 60 days after receipt of the counter-payment demand from the dissenting shareholder and petition the court to determine the fair value of the shares and the amount of interest; if the corporation does not commence the proceeding within the 60 day period, it shall pay each dissenter whose demand remains unresolved the amount demanded. Any such action shall be brought in the district court in the county where the corporation maintains its registered office at 118 1/2 First Avenue West, Williston, North Dakota, and all dissenters who have satisfied all requirements of any counter-proposal for the payment of the fair value of their shares and whose demands remain unresolved, shall be made party to the action. The court may appoint one or more persons to determine the fair value of the shares, and each dissenter made party to the proceeding is, entitled to judgement for the amount, if any, by which the court finds the fair value of the shares, plus interest, exceeded the amount paid by the corporation, but shall not be liable to the corporation for the amount remitted to the dissenter that exceeds the fair value of the shares as determined by the court, plus interest. The court may assess costs and counsel fees, including the reasonable compensation expenses of appraisers appointed by the court. Theses fees will be assessed against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in making demand for payment of the fair value of their shares. The court may also assess fees and expenses of counsel in amounts the court finds equitable, and against either the corporation or one or more dissenters or in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith. If the court finds that the services of counsel for any dissenters were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefitted. See Section 10-19.1-88 of the NDBCA.

     MEMBERS OF THE BOARD OF DIRECTORS COLLECTIVELY OWN SUFFICIENT VOTING SECURITIES OF THE COMPANY TO ADOPT, RATIFY AND APPROVE THE MERGER PURSUANT TO WHICH THE COMPANY WILL CHANGE ITS DOMICILE FROM THE STATE OF NORTH DAKOTA TO THE STATE OF DELAWARE, AND ALSO TO EFFECTUATE A ONE FOR ONE SIX THOUSAND EIGHT HUNDRED REVERSE SPLIT. NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

     The information contained in this Information Statement and the Dissenting Shareholders' Payment Demand Form which is attached hereto constitutes the only notice any dissenting shareholder will be provided under the NDBCA relative to dissenting shareholders' rights of appraisal.

                             FINANCIAL INFORMATION

     A copy of the Company's Annual Report on Form 10-KSB, as amended, for the year ended December 31, 1999 will be made available upon request. See Documents Incorporated By Reference.

        INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE
                                  ACTED UPON.

     None of the Company's officers, directors or any of their respective affiliates has any interest in any of the proposals to be acted upon at the Special Meeting of Shareholders. None of the Company's directors has indicated to the Company that they intend to oppose any of the proposals to be acted upon at the Special Meeting of Shareholders. The Board of Directors of the Company, Messrs. Farley and Metz, have enough votes to approve the Proposals outlined herein and have indicated that they will approve the Proposals at the Special Meeting. Mr. Farley and the Metz Trust have the right to acquire additional shares of common stock of Digital Fuel up to 95% of the outstanding shares of Digital Fuel after the Merger and reverse stock split for an additional $10,000 according to the terms of the Stock Purchase Agreement described in the Schedule 14F-1 filed with the Securities and Exchange Commission and incorporated herein by reference.

                          FORWARD-LOOKING STATEMENTS

     This Proxy Statement may contain certain "forward-looking" statements as such term is defined in the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission in its rules, regulations and releases, which represent the Company's expectations or beliefs, including but not limited to, statements concerning the Company's operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate," "might," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond the company's control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation, managing and maintaining growth, volatility of stock prices and any other factors discussed in this and other Company filings with the Securities and Exchange Commission.

                             AVAILABLE INFORMATION

     The Company reports the information requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "Commission"). Such reports and other information filed with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, NW, Washington, DC 20549 or at the Regional Offices of the Commission which are located as follows:
Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can also be obtained from the Commission at prescribed rates. Written requests for such material should be addressed to the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549. The Commission maintains a Web site that contains reports, proxy statements and other information filed electronically by the Company with the Commission which can be accessed over the internet at http://www.sec.gov.

                      DOCUMENTS INCORPORATED BY REFERENCE

     This Proxy Statement incorporates by reference documents relating to the Company which are not included in or delivered with these proxy materials. Documents relating to the Company (other than exhibits to such documents unless such exhibits are specifically incorporated by reference) are available to any person, including any beneficial owner, to whom this Information Statement is delivered, on written or oral request, without charge, from Deucalion Research, Inc., 6601 East Grant Road, Suite 101, Tucson, Arizona 85715, Attention:
Secretary, Telephone (520) 886-5354. Copies of documents so requested will be sent by first class mail, postage paid within one business day of the receipt of such request.

     The following documents of the Company are incorporated by reference herein:

     1. Annual report on Form 10-KSB, as amended, for the year ended December 31, 1999;

     2. Annual report on Form 10-KSB, as amended, for the year ended December 31, 1998;

     3.   Quarterly Report on Form 10-QSB for the quarter ended March 31, 1999;

     4.   Quarterly Report on Form 10-QSB for the quarter ended June 30, 1999;

     5.   Quarterly Report on Form 10-QSB for the quarter ended September 30,
          1999;

     6.   Current Report of Form 8-K filed on September 10, 1999;

     7.   Schedule 13D filed August 6, 1999; and

     8.   Schedule 14F-1 Information Statement filed July 6, 1999.

     All documents filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date hereof and prior to the date of the Meeting shall be deemed to be incorporated by reference herein and shall be a part hereof from the date of filing of such documents. Any statements contained in a document incorporated by reference herein or contained in this Information Statement shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document which also is incorporated by reference herein) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded.

                                OTHER BUSINESS

     Management of the Company knows of no other matter which may come before the Special Meeting. However, if any additional matters are properly presented at the Special Meeting, Messrs. Farley and Metz have enough votes to establish a quorum and each will vote in accordance with his judgment on such matters.

                                   EXHIBITS

     A.   Certificate of Incorporation of Digital Fuel.

     B. Section 10-19.1-87 of the North Dakota Business Corporation Act - Rights of Dissenting Shareholders.

     C. Section 10-19.1-88 of the North Dakota Business Corporation Act - Procedures for Asserting Dissenters' Rights.

     D.   Notice to Shareholders Re: Dissenters' Rights of Appraisal

     E.   Dissenting Shareholders' Payment Demand Form

                                                                       EXHIBIT A

                         CERTIFICATE OF INCORPORATION
                                      OF
                              DIGITAL FUEL, INC.


                                   ARTICLE I
                                     Name
                                     ----

     Section 1.  The name of the corporation is Digital Fuel, Inc.
     ----------


                                  ARTICLE II
                               Registered Office
                               -----------------

     Section 1.  The address of the registered office of the corporation in the
     ----------
State of Delaware is 1013 Centre Road, City of Wilmington, County of Newcastle, State of Delaware 19805. The name of the corporation's registered agent at that address is Corporation Service Company.

                                  ARTICLE III
                                    Purpose
                                    -------

     Section 1.  The purpose of the corporation is to engage in any lawful act
     ----------
or activity for which a corporation may be organized under the General Corporation Law of Delaware (the "DGCL").

                                  ARTICLE IV
                                Capitalization
                                --------------

     Section 1.  The total number of shares of capital stock which the
     ----------
corporation shall have authority to issue is 30,000,000 shares consisting of, 20,000,000 shares of common stock, $.01 par value (the "Common Stock") and 10,000,000 shares of preferred stock, $.01 par value (the Preferred Stock").

     Section 2.  Shares of Preferred Stock may be issued from time to time in
     ----------
one or more classes or series as may be determined from time to time by the board of directors of the corporation (the "Board of Directors"), each such class or series to be distinctly designated. Except in respect of the particulars fixed by the Board of Directors for classes or series provided for by the Board of Directors as permitted hereby, all shares of Preferred Stock shall be of equal rank and shall be identical. All shares of any one series of Preferred Stock so designated by the Board of Directors shall be alike in every particular, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative. The voting rights, if any, of each such class or series and the preferences and relative, participating, optional and other special rights of each such class or series and the qualifications, limitations and restrictions thereof, if any, may differ from those of any and all other classes or series at any time outstanding; and the Board of Directors of the corporation is hereby expressly granted authority to fix, by resolutions duly adopted prior to the issuance of any shares of a particular class or series of Preferred Stock so designated by the Board of Directors, the voting powers of stock of such class or series, if any, and the designations, preferences and relative, participating, optional and other special rights and the qualifications, limitations and restrictions of such class or series, including, but without limiting the generality of the foregoing, the following:

     (a) The distinctive designation of, and the number of shares of Preferred Stock which shall constitute such class or series, and such number may be increased (except where otherwise provided by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors;

     (b) The rate and time at which, and the terms and conditions upon which, dividends, if any, on shares of Preferred Stock of such class or series shall be paid, the extent of the preference or relation, if any, of such dividends or the dividends payable on any other class or classes or of any series of the same or any other class or classes of stock and whether such dividends shall be cumulative or non-cumulative;

     (c) The right, if any, of the holders of shares of Preferred Stock of such class or series to convert the same into, or exchange the same for, shares of any other class or classes or of any series of the same or any other class or classes of stock and the terms and conditions of such conversion or exchange;

     (d) Whether or not shares of Preferred Stock of such class or series shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions upon which, shares of Preferred Stock of such class or series may be redeemed;

     (e) The rights, if any, of the holders of shares of Preferred Stock of such class or series upon the voluntary or involuntary liquidation of the corporation;

     (f) The terms of the sinking fund or redemption or purchase account, if any, to be provided for the shares of Preferred Stock of such class or series; and

     (g) The voting powers, if any, of the holders of shares of such class or series of Preferred Stock.


                                   ARTICLE V
                                 Incorporation
                                 -------------

     Section 1.  The name and mailing address of the Sole Incorporator are as
     ----------
follows:

                         Gerald Raskin
                         1400 Glenarm Place
                         Third Floor
                         Denver, CO 80202-5099

     Section 2.  The powers of the Sole Incorporator shall terminate upon the
     ----------
filing of this Certificate of Incorporation.

                                  ARTICLE VI
                               Interim Directors
                               -----------------

     Section 1.  The name and mailing address of the persons who will serve as
     ----------
director until the first annual meeting of stockholders or until his successor is elected and qualified is as follows:

          Name                          Mailing Address
          ----                          ---------------
          Michael R. Farley             6601 E. Grant Road, Suite 101
                                        Tucson, Arizona 85715

          Forrest L. Metz               877 S. Alvernon Way
                                        Tucson, Arizona 95711

                                  ARTICLE VII
                              Board of Directors
                              ------------------

     Section 1.  The business and affairs of this corporation shall be managed
     ----------
by or under the direction of the Board of Directors. The Board of Directors shall consist of one or more members which may from time to time be increased or decreased in such manner as shall be provided by the Bylaws of this corporation. Election of directors or their appointment need not be by written ballot unless required by the Bylaws. The requisite quorum for the transaction of business at a meeting of the Board of Directors shall consist of a majority of the total number of directors.

     Section 2.   Meetings of stockholders may be held within or without the
     ----------
State Delaware, as the Bylaws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the corporation.

     Section 3.  In furtherance and not in limitation of the powers conferred by
     ----------
statute, the Board of Directors is expressly authorized:

     (h) To manage and govern the corporation by majority vote of members present at any regular or special meeting at which a quorum shall be present unless the act of a greater number is required by the laws of Delaware, the Certificate of Incorporation or the Bylaws of this corporation.

     (i) To determine from time to time whether, to what extent, at what times and places and under what conditions and regulations the accounts, books and papers of the corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account, book or document of the corporation, except as and to the extent expressly provided by law with reference to the right of stockholders to examine the original or duplicate stock ledger, or otherwise expressly provided by law, or except as expressly authorized by resolution of the Board of Directors.

     (j) Except to the extent prohibited by law, the Board of Directors shall have the right (which, to the extent exercised, shall be exclusive) to establish the rights, powers, duties, rules and procedures that from time to time shall govern the Board of Directors and each of its members including without limitation the vote required for any action by the Board of Directors, and that from time to time shall affect the directors' power to manage the business and affairs of the corporation; and no Bylaw shall be adopted by stockholders which shall impair or impede the implementation of the foregoing.

     (k)  To adopt, amend, or repeal the Bylaws of the corporation.

     (l) To issue or redeem stock, warrants, options, or a shareholder rights plan.

                                 ARTICLE VIII
                              Director Liability
                              ------------------

     Section 1.  A director of the corporation shall not be personally liable to
     ----------
the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived any improper personal benefit. If the DGCL is amended after approval by the stockholders of this

Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of the foregoing paragraph by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

                                  ARTICLE IX
                                Indemnification
                                ---------------


     Section 1.  The corporation has the right and/or duty to indemnify any
     ----------
person who is or was a director to the fullest extent provided by law.

     Section 2.  The corporation has the right and/or duty to indemnify any
     ----------
person who is or was an officer, employee or agent of the corporation who is not a director to the fullest extent provided by law, or to a greater extent if consistent with law and if provided by resolution of the corporation's stockholders or directors, or in a contract.

     Section 3.  The corporation may purchase and maintain insurance on behalf
     ----------
of any person who is or was a director, officer, employee, fiduciary or agent of the corporation and who while a director, officer, employee, fiduciary or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary or agent of any other foreign or domestic corporation, partnership, joint venture, trust other enterprise or employee benefit plan against any liability asserted against or incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under provisions of the DGCL.

     Section 4.  Expenses (including attorneys' fees) incurred by a director or
     ----------
officer in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount, if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article. Such expenses (including attorneys' fees) incurred by other employees and agents may be advanced upon such terms and conditions, if any, as the Board of Directors deems appropriate.

     Section 5.  The indemnification and advancement of expenses provided by or
     ----------
granted pursuant to this Article, unless otherwise provided when authorized or ratified, shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                   ARTICLE X

                                  Compromise
                                  ----------

     Section 1.  Whenever a compromise or arrangement is proposed between the
     ----------
corporation and its creditors or any class of them and/or between the corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the corporation under the provisions of Section 291 of Title 8 of the DGCL or on the application of trustees in dissolution or of any receiver or receivers appointed for the corporation under the provisions of Section 279 of Title 8 of the DGCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the corporation, as the case may be, and also on the corporation.

                                  ARTICLE XI
                                   Amendment
                                   ---------

     Section 1.  Subject to the provisions of this Certificate of Incorporation,
     ----------
the corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or thereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                                                       EXHIBIT B

                     NORTH DAKOTA BUSINESS CORPORATION ACT

     10-19-.1-87 RIGHTS OF DISSENTING SHAREHOLDERS. -- 1. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

     a. An amendment of the articles that materially and adversely affects the rights of preferences of the shares of a dissenting shareholder in that it:

     (1)  Alters or abolishes a preferential right of the shares;

     (2) Creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of shares;

     (3) Alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares; or

     (4) Excludes or limits the right of a shareholder to vote on a matter, or to accumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights;

     b. A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in subsection 1 of section 10-19.1-109 or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

     c. A plan of merger to which the corporation is a party, except as provided in subsection 3;

     d. A plan of exchange, whether under this chapter or under chapter 10-32, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, if the shares of the shareholder are entitled to vote on the plan; or

     e. Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholder may obtain payment for their shares.

     2. A shareholder may not assert dissenter's rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter must be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the name of different shareholders. The beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and must be treated as a dissenting shareholder under the terms of this section and section 10-19.1-88, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

     3. Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to the shareholders of the surviving corporation in a merger if the shares of the shareholder are not entitled to be voted on the merger.

     4. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subsection 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation. (Last amended by Ch. 103.L. '97, eff. 8-1-97.)

     5. If a date is fixed according to subsection 1 of section 10-19.1-73.2 for the determination of shareholders entitled to receive notice of and to vote on an action described under subsection 1, only shareholders as of the date fixed and beneficial owners as of the date fixed who hold through shareholders, as provided in subsection 2, may exercise dissenter's rights. (Last amended by Ch. 95, L. '99, eff. 7-1-99.)

                                                                       EXHIBIT C

                     NORTH DAKOTA BUSINESS CORPORATION ACT

10-19.1-88 PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS. -- 1. For purposes of this section, the terms defined in this subsection have the meanings given them.

     a. "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in subsection 1 of section 10-19.1-87 or the successor by merger of that issuer.

     b. "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of a corporate action referred to in subsection 1 of section 10-19.1-87.

     c. "Interest" means interest commencing five days after the effective date of the corporate action referred to in subsection 1 of section 10-19.1-87, up to and including the date of payment, calculated at the rate provided in section 28-20-34 for interest on verdicts and judgments.

     2. If the corporation calls a shareholder meeting at which any action described in subsection 1 of section 10-19.1-87 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 10-19.1-87 and this section.

     3. If the proposed action must be approved by the shareholders, a shareholder who is entitled to dissent under section 10-19.1-87 and who wishes to exercise dissenter's rights shall file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and may not vote the shares in favor of the proposed action.

     4. After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subsection 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

     a. The address to which a demand for payment and share certificates must be sent in order to obtain payment and the date by which they must be received;

     b. A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

     c.   A copy of section 10-19.1-87 and this section.

     5. In order to receive the fair value of shares, a dissenting shareholder must demand payment and deposit certificated shares within thirty days after the notice required by subsection 4 was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

     6. After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subsections 3, 4, and 5, the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

     a. The corporation's closing balance sheet and statement of income for a fiscal year-ending not more than sixteen months before the effective date of the corporate action, together with the latest available interim financial statements;

     b. An estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

     c.   A copy of section 10-19.1-87 and this section.

     7. The corporation may withhold the remittance described in subsection 6 from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subsection 3, 4, and 5, the corporation shall forward to the dissenter the materials described in subsection 6, a statement of the reason for withholding the refinance, and an offer to pay to the dissenter the amount listed in the materials of the dissenter agrees to accept the amount in full satisfaction.
The dissenter may decline the offer an demand payment under subsection 9. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subsection 10 and 11 apply.

     8. If the corporation fails to remit within sixty days of the deposit of certificates, it shall return all deposited certificates. However, the corporation may again give notice under subsections 4 and 5 and require deposit at a later time.

     9. If a dissenter believes that the amount remitted under subsections 6, 7, and 8 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares plus interest, within thirty days after the corporation mails the remittance under subsections 6, 7, and 8, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

     10. If the corporation receives a demand under subsection 9, it shall, within sixty days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after a discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located.
The petition shall name as parties all dissenters who have demanded payment under subsection 9 and who have not reached agreement with the corporation. The corporation, after filing the petition, shall serve all parties with a summons and copy of the petition under the rules of civil procedure. The residents of this state may be served by registered mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to the proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or other shareholders in question have fully complied with the requirements of the section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subsection 6, 7, and 8, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subsections 6, 7, and 8 exceeds the fair value of the shares as determined by the court, plus interest.

     11. The court shall determine the costs and expenses of a proceeding under subsection 10, including the reasonable expenses in compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subsection 9 is found to be arbitrary, vexatious, or not in good faith.

     12. If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

     13. The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any. (Last amended by Ch. 95, L. '99, eff. 7-1-99.)

                                                                       EXHIBIT D

           NOTICE TO SHAREHOLDERS OF DISSENTERS' RIGHTS OF APPRAISAL
               PURSUANT TO NORTH DAKOTA BUSINESS CORPORATION ACT
                              SECTION 10-19.1-98

     To all shareholders of Deucalion Research, Inc.:

     Section 10-19.1-87 of the North Dakota Business Corporation Act (hereinafter referred to as "NDBCA") provides that any shareholder, is entitled to dissent from and obtain payment of the fair value of shares held in the consummation of any plan of merger, consolidation, or reorganization if required by NDBCA Section 10-19.1-87, and the shareholder is entitled to vote on the merger, consolidation or reorganization.

     A shareholder who wishes to assert dissenters' rights must comply with the procedural requirements of Section 10-19.1-88 of the NDBCA, included herein as Exhibit C, and send to the corporation written notice of intent to demand payment for shares if the proposed actions are effectuated before a vote on the action(s) is taken. Furthermore, any such shareholder may not vote any shares in favor of the proposed action(s). In order to assert dissenters' rights, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights is approved by the shareholders, if such approval is required, or as of the effective date of the corporate action, if no such approval is required.

     If you wish to assert dissenters' rights of appraisal with regard to the change of domicile of Deucalion Research, Inc. (the "Company") by merging the Company with and into its recently formed and wholly owned Delaware subsidiary, Digital Fuel, Inc. and effecting a one-for-6,800 reverse stock split (and other authorizations as described in this Information Statement), you must return the Dissenting Shareholders' Payment Demand Form, included herein as Exhibit E, and your certified share certificate(s) to Deucalion Research, Inc., 6601 East Grant Road, Suite 101, Tucson, Arizona 85715, to the attention of Michael R. Farley, Chief Executive Officer, by ________, 2000.


              By Order of the Board of Directors:


              Michael R. Farley, Chief Executive Officer

                                                                       EXHIBIT E

                 DISSENTING SHAREHOLDERS' PAYMENT DEMAND FORM

Michael R. Farley
Chief Executive Officer
Deucalion Research, Inc.
6601 East Grant Road, Suite 101
Tucson, Arizona 85715

     Re: Proposed change of domicile of Deucalion Research, Inc., a North Dakota corporation (the "company"), to the State of Delaware, by merger of the Company with and into its wholly owned subsidiary, Digital Fuel, Inc., a Delaware corporation ("Digital Fuel")

Dear board of directors:

     The undersigned hereby dissents with respect to the proposed change of domicile of the Company from the State of North Dakota to the State of Delaware; effecting a reverse split of one-for-6,800; reducing the authorized capital from 1,500,000,000 shares to 30,000,000; increasing the par value from $.0001 to $.01 per share and authorizing the board of directors to issue blank check preferred stock.

     I hereby demand payment for the fair value of my "certificated" shares, which are described below and enclosed herewith, and I demand that payment be forwarded to the address indicated below. I understand that this demand for payment must be received on or before ____________, 2000.

     The undersigned represents and warrants that the undersigned was the owner of the shares covered by this demand on the record date for the special shareholders meeting to be held ___________, 2000.

     If the undersigned is other than the "record holder" of the shares for which demand for payment is made, the undersigned will provide evidence of the purchase of such shares and enclose such evidence herewith. The undersigned acknowledges that this Dissenting Shareholders' Payment Demand Form was accompanied by official notice of dissenters rights by the company, a copy of the applicable provisions of the North Dakota Business Corporation Act relating to such dissenting stockholder's rights of appraisal, and an Information Statement describing the transactions to be effected by the Company.

________________________            ______/______/________
Signature                           Date

________________________            ________________________________________
Print Name                          Address

                                    ________________________________________
                                    City,    State     Zipcode

________________________            ________________________________________

Certificate #                              Number of Shares Represented